Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	251,434.18
Total Transaction Valuation	1,642,287,211.69
Total Offset Amount	0
Net Fee	$ 251,434.18